                              CERTIFICATE OF TRUST
                                       OF
                           SOVEREIGN CAPITAL TRUST VI

         THIS CERTIFICATE OF TRUST OF Sovereign Capital Trust VI (the "Trust"), is being duly executed and filed by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del.C. ss.ss. 3801, et seq. (the "Act").

         1. NAME. The name of the statutory trust formed hereby is Sovereign Capital Trust VI.

         2. RESIDENT TRUSTEE. The name and business address of the trustee of the Trust meeting the requirements of Section 3807 of the Act is Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

         3. EFFECTIVE DATE. This Certificate of Trust will be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust in accordance with the Act.


                                        The Bank of New York,
                                        as Property Trustee

                                        By:
                                            ----------------------------
                                        Name:
                                              --------------------------
                                        Title:
                                               -------------------------

                                        The Bank of New York (Delaware),
                                        as Delaware Trustee

                                        By:
                                            ---------------------------
                                        Name:
                                              -------------------------
                                        Title:
                                               ------------------------

                                        ---------------------------
                                        Mark R. McCollom, Administrative Trustee

                                        ---------------------------
                                        James D. Hogan, Administrative Trustee

                                        ---------------------------
                                        Thomas Brugger, Administrative Trustee